[Transamerica Financial Life Insurance Company]

March 17, 2005

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA-2LNY
File No. 811-07368, CIK 0000894418
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-2LNY, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc.; Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, Inc., The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Investment Portfolios. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 10, 2005, AEGON/Transamerica Series Trust filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On February 23, 2005, Dreyfus Variable Investment Fund filed its annual report with the Commission via EDGAR (CIK: 0000813383);

•	On February 23, 2005, Dreyfus Stock Index, Inc. Fund filed its annual report with the Commission via EDGAR (CIK: 0000846800);

•	On February 23, 2005, The Dreyfus Socially Responsible Growth Fund, Inc., filed its annual report with the Commission via EDGAR (CIK: 0000890064); and

Securities and Exchange Commission

March 17, 2005

•	On February 24, 2005, Dreyfus Investment Portfolios filed its annual report with the Commission via EDGAR (CIK: 0001056707).

To the extent necessary, these filings are incorporated herein by reference.

Transamerica Financial Life Insurance Company

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel Financial Market Group